UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          AUGUST 7, 1997
          Date of Report (Date of earliest event reported)


                  HARRINGTON FINANCIAL GROUP, INC.
       (Exact name of registrant as specified in its charter)

                              INDIANA
          (State or other jurisdiction of incorporation)

        0-27940                            48-1050267
(Commission File Number)         (IRS Employer Identification No.)

             722 EAST MAIN STREET, RICHMOND, IN  47374
       (Address of principal executive offices)   (Zip Code)

                          (765) 962-8531
       (Registrant's telephone number, including area code)

                          NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report.)


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ITEM 5.   OTHER EVENTS

     On August 7, 1997, Harrington Financial Group, Inc. (the "Company"), the holding company for Harrington Bank, FSB, announced that the Company's Board of Directors approved the repurchase of up to 162,000 shares, or five percent, of the Company's issued and outstanding common stock. The shares for this repurchase program are anticipated to be purchased from time to time over the next 12 months and will be used partially to fund the Company's Employee Stock Ownership Plan for the fiscal year 1998. The press release is included as an exhibit hereto and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

           99(a) Press Release, dated August 7, 1997

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         HARRINGTON FINANCIAL GROUP, INC.


Date:  August 13, 1997   By:  /S/CRAIG J. CERNY
                              Craig J. Cerny
                              President

Date:  August 13, 1997   By:  /S/CATHERINE A. HABSCHMIDT
                              Catherine A. Habschmidt
                              Chief Financial Officer and
                               Treasurer